Exhibit 99.1

Investor Day Presentation December 3-4, 2013

Forward-Looking Statements 1 This presentation contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They may involve risks and uncertainties that could cause the actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, the risks detailed in reports and filings with the Securities and Exchange Commission (SEC) including, but are not limited to, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Anyone wishing to understand the businesses discussed herein should review such reports and filings. The forward-looking statements speak only as of the date they are made and except for ongoing obligations under the U.S. federal securities laws, there is no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. This presentation contains information from third parties that is believed to be accurate and may be helpful to understanding the businesses discussed herein. Such information has not been independently verified, and no representation or warranty, express or implied, is being made with respect to the information contained in this presentation or presented orally.

Investment Philosophy Leverage core operating principles to create sustainable competitive advantage Identify secular trends Identify markets that are aligned with secular trends and core operating principles 2

1. Core Operating Principles 2. Secular Trends 3. Strategic Allies Positioned for New Landscape Agenda 3

Match funded and duration matched borrowing profile Sell down Prime MSRs to eliminate pre payment risk Core Operating Principles 4 Efficient Tax Structure 4 Capture Adjacent Revenue Altisource was established to capture revenue which was difficult to keep within Ocwen RESI capitalized on increased demand for single family rentals (a $3 trillion market) 1 Lower Cost of Capital or follow Capital Light Strategy Lower cost of capital by providing transparency to cash flows Accretion model to create value for shareholders by issuing less shares than visible demand Avoid lower cost of capital competitors , e.g., banks 3 Improve Quality and Lower OpEx through Technology and Global Resources 2 1,500 employees in technology positions 70% of headcount is international Assume Operational Risk, selective Credit Risk and little to no Interest Rate (and Prepayment) Risk 5 Global effective tax rate of 5% to 10% across strategic allies

Lower Cost of Capital/Accretion Model 5 Accretion is most powerful for companies that have the following characteristics A. Target asset class is very large and offers returns well in excess of the anticipated dividend clearing yield B. Stable cash flows with long duration Ability to issue accretive equity reduces acquisition basis making issuer more competitive in bidding for assets * Calculated as “total amount issued in offerings / sum of shares issued”. Post Second Offering total amount issued is $200 and sum of shares issued is 150 ** EPS calculated as Book Value *ROE *** Calculated as (EPS/BV)/Dividend Clearing Yield

Creation of Strategic Allies 6 Positive Effects of Creating Strategic Allies Outweigh Negative Effects Pros Transparent cash flows that meet the needs of specific investor groups Capture revenue that might not otherwise be retained Focused management incentives Lower taxes Cons Increased costs associated with corporate overhead

Strategic Allies Sound Corporate Governance 7 Sound Corporate Governance with separate Boards and separate management Robust Related Party Transaction Approval Policies Transparency in inter company relationships through public company disclosures Strategic Allies have sound Corporate Governance

1. Core Operating Principles 2. Secular Trends 3. Strategic Allies Positioned for New Landscape Agenda 8

Government plans to reduce exposure to Mortgage Credit Risk Secular Trends 9 Secular Trends Reduction in population that can qualify as prime borrower Large banks narrow focus to core customers Leverage competitive advantages of Strategic Allies to create opportunities

Trend 1: Banks Narrow Focus to Core Customers Banks Returning to Core Customers 10 Shift of MSR Portfolios from Banks to Specialty Servicers Reducing Exposure to Other Nonprime Lending Markets Repositioning Mortgage Origination 1. Goldman Sachs More than $500 billion of servicing UPB transacted in the past year. More than $1 trillion servicing UPB estimated to transact in next few years1 Banks focusing on their core customers shedding high cost servicing with high reputational and regulatory risk Exiting correspondent and wholesale business Emphasizing direct origination with core customers 2 Auto finance Other personal loans 3 1 Student loans 2 1

Trend 2: Decline of Prime Market Qualified Mortgage 11 Credit supply to US consumers is restricted due to Tighter underwriting standards and Declining credit worthiness of borrowers Newly enacted Qualified Mortgage (QM) rules expected to severely limit mortgage availability According to Core Logic, less than 25% of home buyers will qualify for a purchase mortgage based on recent regulatory changes1 1. The Market Pulse Core Logic. Vol. 2 Issue 2 Feb 2013. Study applied QM & QRM rules to 2010 originations market (did not include 3% cap on fees and ignored 7-year GSE exemption) 2. US Census Bureau Data 3. Hypothetical illustration that is indicative of expected trends 60% 62% 64% 66% 68% 70% 72% 30% 31% 32% 33% 34% 35% 36% 2005 2006 2007 2008 2009 2010 2011 2012 2013 Homeownership Rate Rental Rate Rental Rate Homeownership Rate Potential deficit in credit available to non prime borrowers Homeownership in Decline (0.6% per year)2 Supply Problem and not a Demand Problem3 Impact of QM on Credit Supply

Trend 3: Government Reducing Exposure to Mortgage Domain 12 1. Credit Suisse 2. Based on a $200,000 loan 3. FHFA, July 16, 2013 Congress is considering legislation to reduce role of FHA, Fannie Mae and Freddie Mac (currently has bipartisan support) FHA has instituted significant price increases in recent months GSEs have increased guaranty fees FHFA has instituted risk sharing contracts FHA/GSE Overview Private MI Generally a Less Expensive Option2 $6,100 $8,700 $11,300 $13,900 $16,500 $1,500 $3,000 $4,500 $6,000 $7,500 $0 $5,000 $10,000 $15,000 $20,000 Yr 1 Yr 2 Yr 3 Yr 4 Yr 5 FHA PMI 33% 23% 23% 23% 47% 71% 84% 77% 68% 55% 0% 20% 40% 60% 80% 100% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E FHA/VA Share of MI Market1 GSEs Have Increased Guaranty Fees3 21 bps 21 bps 28 bps 50 bps 0 25 50 2004 2007 2011 2013 G-Fee (bps)

1. Core Operating Principles 2. Secular Trends 3. Strategic Allies Positioned for New Landscape Agenda 13

Altisource Residential (RESI) 14 Vision Capture growing demand for single family rental housing by purchasing Non Performing Loans Strategy Buy property cheaper than competitors through purchase of Non Performing Loans Operate property less expensively than competition with contracts from Strategic Allies Lower cost of capital by managing secondary offerings below the level of visible demand to generate accretion

Altisource Asset Management (AAMC) 15 Vision •Multi Strategy Asset Manager, relying on core operating infrastructure of Strategic Allies to develop competitive advantage •Manage asset management vehicles focused on large and scalable asset class Strategy •Provide asset management services to RESI and grow assets under management for RESI •Create other vehicles under AAMC

Home Loan Servicing Solutions (HLSS) 16 Vision •Leading source of financing for mortgage assets with low credit and valuation risk •Growing business with a positive alpha and visibility to reinvestment Strategy •Replenish non-agency assets by purchasing similar assets from Ocwen •Establish Cayman Island operation to support expansion into new asset classes while maintaining tax efficiency •Identify and add new asset classes with low credit and valuation risk •Explore funding relationships with other servicers •Manage liabilities on a portfolio basis to reduce interest expense and funding risk

Altisource Portfolio Solutions (ASPS) 17 Vision •To be the premier real estate and mortgage marketplace offering both content and distribution to marketplace participants Strategy •Expand Hubzu® to other institutions and the non-distressed home sale market •Grow origination related services through access to Lenders One and Ocwen •Provide asset management services to the single family rental market •Develop NextGen technology

Ocwen Financial Corporation (OCN) 18 Vision •Leading provider of servicing and lending for loan investors and consumers Strategy •Focus on acquiring servicing UPB - $one trillion of servicing UPB estimated to transact in next few years •Develop Mortgage Origination business particularly in non-agency space to capitalize on tighter credit standards Warehouse Financing Ocwen retains servicing Whole loan sold Lenders One ASPS Fulfillment Financing Vehicle Distribution Desk Investor Ocwen Origination Business

Ocwen Financial Corporation (OCN) 19 Strategy •Explore opportunities [organic or inorganic] in adjacent markets A.Insurance Domain •Evaluating opportunities within insurance domain which are more operationally intensive and have very low risk exposure •Insurance segments like Title Insurance and Warranty satisfy our investment criteria as they are operationally intensive and do not have catastrophic risk component •We like Mortgage Insurance but are not very comfortable with the embedded catastrophic risk and lack of pricing/capital discipline B.Consumer Lending •Evaluating opportunities in consumer lending space [stay away from segments having competitors with lower cost of capital] •Share repurchase program

Competitive Advantage 20 Identify Secular Trends and Leverage Core Operating Principles Altisource Asset Management LogoGovernment plans to reduce exposure to Mortgage Credit Risk Reduction in population that can qualify as prime borrower Large banks narrow focus to core customers Strategic Allies Capture Adjacent Revenue Improve Quality and Lower OpEx through Technology and Global Resources Lower Cost of Capital and follow Capital Light Strategy Lower Effective Tax Rate Assume Operational Risk, selective Credit Risk and little to no Interest Rate Risk